______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549





                                   FORM 8-K


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date  of  Report (Date of earliest event reported)          JUNE 7,1996

                       PAINEWEBBER R&D PARTNERS II, L.P.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      33-16582                13-3437420
        (State or Other                 (Commission             (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)


1285 Avenue of the Americas, New York, New York                10019

(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code         (212) 713-2000


                                 (Not Applicable)

         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5


                        PAINEWEBBER R&D PARTNERS II, L.P.

          On June 7, 1996 Mr. Eugene M. Matalene, Jr. resigned as President and a member of the Board of Directors of PaineWebber Development Corporation ("PWDC") and PWDC Holding Company. PWDC is the general partner of PaineWebbber Technologies II, L.P., which is the general partner of PaineWebber R&D Partners II, L.P. PaineWebber R&D Partners II, L.P. is managed by PWDC Holding Company (the "Manager"). PWDC is the parent company of the Manager.



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                               SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PAINEWEBBER R&D PARTNERS II, L.P.
                                       (Registrant)


                               By:  PaineWebber Technologies II, L.P.
                                    (General Partner)


                               By:  PWDC Holding Company
                                    (General Partner of the General Partner)


                               By:
                                    -------------------------------------
                                             Vice President


Date:         JUNE 18, 1996